                         WALLACE COMPUTER SERVICES, INC.
                           EMPLOYEE SEVERANCE PAY PLAN
                                 AMENDMENT NO. 1
                                ----------------

           WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a severance pay plan for the benefit of certain of its employees designated the "Wallace Computer Services, Inc. Employee Severance Pay Plan" (the "Plan");

          WHEREAS, the Company desires to amend the Plan in certain respects;

          WHEREAS, Subsection 8.1 of the Plan permits the Company to amend the Plan, subject to a limitation set forth in Subsection 8.2 of the Plan which prohibits the amendment of the Plan on or after the occurrence of a "Material Change" (as defined in the Plan) if such amendment is adverse to the interests of Plan participants and their beneficiaries; and

          WHEREAS, a Material Change has not occurred as of the date of the adoption of this amendment;

          NOW, THEREFORE, pursuant to the power of amendment contained in Subsection 8.1 of the Plan, the Plan is hereby amended in the following respects:

          1. Subsection 4.2 of the Plan is amended to add a new paragraph at the end thereof to read as follows:

          Notwithstanding the foregoing, with respect to each Protected Participant who is listed on Appendix A hereto (such list to be compiled and modified from time to time by the Compensation Committee of the Board of Directors), the amount determined in Paragraph (a) above shall in no event be less than the Protected Participant's Annual Compensation

     (as defined below) multiplied by one (1). For purposes of the Plan, the "ANNUAL COMPENSATION" of a Protected Participant shall be the sum of: (i) the amount of the annual rate of base salary being paid to the Protected Participant by Wallace and the Subsidiaries (as defined below) immediately prior to the date that the Material Change occurs, determined before the reduction or deduction for his tax obligations and his contributions with respect to employee benefit plans, including, without limitation, reductions in salary under any salary reduction agreement relating to the Wallace Computer Services, Inc. Profit Sharing and Retirement Plan or Wallace's Deferred Compensation/Capital Accumulation Plans; plus (ii) the aggregate amount of the bonuses and other incentive compensation (other than stock, stock options and stock appreciation rights) awarded (whether payable currently or deferred) to the Protected Participant by Wallace or any Subsidiary for the most recently completed fiscal year for which bonuses have been awarded before the Material Change occurs. For purposes of the Plan, the term "SUBSIDIARY" means any corporation in which Wallace owns directly or indirectly, through an unbroken chain of subsidiary corporations, stock possessing voting power sufficient to elect a majority of the directors of that corporation.

          2. Clause (b) of Subsection 4.6 of the Plan is amended to read as follows:

     (b) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a member of the Board of Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and PROVIDED FURTHER, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of September, 1995.

                              WALLACE COMPUTER SERVICES, INC.



                              By: ______________________________
                                  President


ATTEST:



___________________________________
Secretary

                         WALLACE COMPUTER SERVICES, INC.
                          EXECUTIVE SEVERANCE PAY PLAN
                                 AMENDMENT NO. 1
                                 ---------------

           WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a severance pay plan for the benefit of certain of its executive employees designated the "Wallace Computer Services, Inc. Executive Severance Pay Plan" (the "Plan");

          WHEREAS, the Company desires to amend the Plan in certain respects;

          WHEREAS, Subsection 6.1 of the Plan permits the Company to amend the Plan, subject to a limitation set forth in Subsection 6.2 of the Plan which prohibits the amendment of the Plan on or after the occurrence of a "Material Change" (as defined in the Plan) if such amendment is adverse to the interests of Plan participants and their beneficiaries; and

          WHEREAS, a Material Change has not occurred as of the date of the adoption of this amendment;

          NOW, THEREFORE, pursuant to the power of amendment contained in Subsection 6.1 of the Plan, clause (b) of Subsection 3.3 of the Plan is hereby amended to read as follows:

     (b) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual who becomes a member of the Board of Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and PROVIDED FURTHER, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or




          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of September, 1995.

                              WALLACE COMPUTER SERVICES, INC.



                              By: ______________________________
                                  President


ATTEST:



___________________________________
Secretary

                         WALLACE COMPUTER SERVICES, INC.
                            EXECUTIVE INCENTIVE PLAN
                                 AMENDMENT NO. 4
                                 ---------------


           WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a bonus plan for the benefit of certain of its employees designated the "Wallace Computer Services, Inc. Executive Incentive Plan" (the "Plan");

          WHEREAS, the Company desires to amend the Plan in certain respects;

          WHEREAS, Section 7 of the Plan generally permits the Company to amend the Plan, subject to a limitation set forth in Subsection 10.8 of the Plan which prohibits the amendment of Section 10 of the Plan (which contains certain provisions which apply upon the occurrence of a "Material Change," as defined in the Plan) on or after the occurrence of a Material Change; and

          WHEREAS, a Material Change has not occurred as of the date of the adoption of this amendment;

          NOW, THEREFORE, pursuant to the power of amendment contained in
Section 7 of the Plan, clause (b) of Subsection 10.4 of the Plan is hereby amended to read as follows:

     (b) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual who becomes a member of the Board of Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and PROVIDED FURTHER, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or




          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of September, 1995.

                              WALLACE COMPUTER SERVICES, INC.



                              By: ______________________________
                                  President


ATTEST:



___________________________________
Secretary

                         WALLACE COMPUTER SERVICES, INC.
              1990 DEFERRED COMPENSATION/CAPITAL ACCUMULATION PLAN
                                 AMENDMENT NO. 1
                                 ---------------

           WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a non-qualified deferred compensation arrangement for the benefit of certain of its employees designated the "Wallace Computer Services, Inc. 1990 Deferred Compensation/Capital Accumulation Plan" (the "Plan"); and

          WHEREAS, the Company desires to amend the Plan in certain respects;

          WHEREAS, Section 21 of the Plan generally permits the Company to amend the Plan, subject to a limitation set forth in paragraph F of Section 10 of the Plan which prohibits the amendment of Section 10 of the Plan (which contains certain provisions which apply upon the occurrence of a "Material Change," as defined in the Plan) on or after the occurrence of a Material Change; and

          WHEREAS, a Material Change has not occurred as of the date of the adoption of this amendment;

          NOW, THEREFORE, pursuant to the power of amendment contained in
Section 21 of the Plan, clause (2) of paragraph A of Section 10 of the Plan is hereby amended to read as follows:

     (2) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual who becomes a member of the Board of Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and PROVIDED FURTHER, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or


          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of September, 1995.

                              WALLACE COMPUTER SERVICES, INC.



                              By: ______________________________
                                  President


ATTEST:



___________________________________
Secretary

                         WALLACE COMPUTER SERVICES, INC.
              1991 DEFERRED COMPENSATION/CAPITAL ACCUMULATION PLAN
                                 AMENDMENT NO. 1
                                 ---------------

           WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a non-qualified deferred compensation arrangement for the benefit of certain of its employees designated the "Wallace Computer Services, Inc. 1991 Deferred Compensation/Capital Accumulation Plan" (the "Plan"); and

          WHEREAS, the Company desires to amend the Plan in certain respects;

          WHEREAS, Section 21 of the Plan generally permits the Company to amend the Plan, subject to a limitation set forth in paragraph F of Section 10 of the Plan which prohibits the amendment of Section 10 of the Plan (which contains certain provisions which apply upon the occurrence of a "Material Change," as defined in the Plan) on or after the occurrence of a Material Change; and

          WHEREAS, a Material Change has not occurred as of the date of the adoption of this amendment;

          NOW, THEREFORE, pursuant to the power of amendment contained in
Section 21 of the Plan, clause (2) of paragraph A of Section 10 of the Plan is hereby amended to read as follows:

     (2) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual who becomes a member of the Board of

          Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and PROVIDED FURTHER, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or


          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of September, 1995.

                              WALLACE COMPUTER SERVICES, INC.



                              By: ______________________________
                                  President


ATTEST:



___________________________________
Secretary

                         WALLACE COMPUTER SERVICES, INC.
              1993 DEFERRED COMPENSATION/CAPITAL ACCUMULATION PLAN
                                 AMENDMENT NO. 1
                                 ---------------

           WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a non-qualified deferred compensation arrangement for the benefit of certain of its employees designated the "Wallace Computer Services, Inc. 1993 Deferred Compensation/Capital Accumulation Plan" (the "Plan"); and

          WHEREAS, the Company desires to amend the Plan in certain respects;

          WHEREAS, Section 21 of the Plan generally permits the Company to amend the Plan, subject to a limitation set forth in paragraph F of Section 10 of the Plan which prohibits the amendment of Section 10 of the Plan (which contains certain provisions which apply upon the occurrence of a "Material Change," as defined in the Plan) on or after the occurrence of a Material Change; and

          WHEREAS, a Material Change has not occurred as of the date of the adoption of this amendment;

          NOW, THEREFORE, pursuant to the power of amendment contained in
Section 21 of the Plan, clause (2) of paragraph A of Section 10 of the Plan is hereby amended to read as follows:

     (2) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual who becomes a member of the Board of

          Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and PROVIDED FURTHER, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or


          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of September, 1995.

                              WALLACE COMPUTER SERVICES, INC.



                              By: ______________________________
                                  President


ATTEST:



___________________________________
Secretary

                         WALLACE COMPUTER SERVICES, INC.
              1994 DEFERRED COMPENSATION/CAPITAL ACCUMULATION PLAN
                                 AMENDMENT NO. 1
                                 ---------------

           WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a non-qualified deferred compensation arrangement for the benefit of certain of its employees designated the "Wallace Computer Services, Inc. 1994 Deferred Compensation/Capital Accumulation Plan" (the "Plan"); and

          WHEREAS, the Company desires to amend the Plan in certain respects;

          WHEREAS, Section 21 of the Plan generally permits the Company to amend the Plan, subject to a limitation set forth in paragraph F of Section 10 of the Plan which prohibits the amendment of Section 10 of the Plan (which contains certain provisions which apply upon the occurrence of a "Material Change," as defined in the Plan) on or after the occurrence of a Material Change; and

          WHEREAS, a Material Change has not occurred as of the date of the adoption of this amendment;

          NOW, THEREFORE, pursuant to the power of amendment contained in
Section 21 of the Plan, clause (2) of paragraph A of Section 10 of the Plan is hereby amended to read as follows:

     (2) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual who becomes a member of the Board of

          Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and PROVIDED FURTHER, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or


          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of September, 1995.

                              WALLACE COMPUTER SERVICES, INC.



                              By: ______________________________
                                  President


ATTEST:



___________________________________
Secretary

                         WALLACE COMPUTER SERVICES, INC.
              1995 DEFERRED COMPENSATION/CAPITAL ACCUMULATION PLAN
                                 AMENDMENT NO. 1
                                 ---------------


           WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a non-qualified deferred compensation arrangement for the benefit of certain of its employees designated the "Wallace Computer Services, Inc. 1995 Deferred Compensation/Capital Accumulation Plan" (the "Plan"); and

          WHEREAS, the Company desires to amend the Plan in certain respects;

          WHEREAS, Section 21 of the Plan generally permits the Company to amend the Plan, subject to a limitation set forth in paragraph F of Section 10 of the Plan which prohibits the amendment of Section 10 of the Plan (which contains certain provisions which apply upon the occurrence of a "Material Change," as defined in the Plan) on or after the occurrence of a Material Change; and

          WHEREAS, a Material Change has not occurred as of the date of the adoption of this amendment;

          NOW, THEREFORE, pursuant to the power of amendment contained in
Section 21 of the Plan, clause (2) of paragraph A of Section 10 of the Plan is hereby amended to read as follows:

     (2) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual who becomes a member of the Board of

          Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and PROVIDED FURTHER, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or


          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of September, 1995.

                              WALLACE COMPUTER SERVICES, INC.



                              By: ______________________________
                                  President


ATTEST:



___________________________________
Secretary